Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

Nortel Agreement No:

Addendum
to
Optical Components Supply Agreement

This Addendum, including attached exhibits, (the “Agreement”) dated the 7th day of February, 2005, (the “Effective Date”) is made between Nortel Networks Limited, a Canadian corporation with offices located at 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6 (“NNL”) and Bookham Technology plc a company incorporated under the laws of England and Wales with office located at Towcester, Northamptonshire, NN12 8EQ, United Kingdom ( “Supplier” and, together with NNL, the “Parties”);

WHEREAS:

1.	NNL and Supplier entered into an Optical Components Supply Agreement effective November 8, 2002 (the “Supply Agreement”);

2.	NNL wishes to ensure the security of supply for certain Products (as defined below);

3.	Supplier has agreed to take certain steps to secure the supply of Products to Nortel;

4.	The Parties have agreed to amend and supplement the Supply Agreement;

NOW, THEREFORE, in consideration of the premises and promises set forth herein, and the execution, simultaneously with this Agreement, of the Notes Amendment and Waiver Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

Definitions and Interpretation

1.1	Definitions. Except as otherwise defined herein, the defined terms used in this Agreement will be as defined in the Supply Agreement.

1.1.1	“Alternate Suppliers” has the meaning set out in Exhibit D Section 2.5.

1.1.2	“CPW Build Price” has the meaning set out in Section 3.2.

1.1.3	“CPW Price” has the meaning set out in Section 3.3.

1.1.4	“Critical IP” means the [**].

1.1.5	“Critical Products” mean the Products identified as Critical in Exhibit B attached here to.

1.1.6	“Critical Product Wafer” means the wafers identified in Exhibit C attached hereto.

1.1.7	“First Trigger: has the meaning set out in Exhibit D – Section 2

1.1.8	“LTB Schedule” has the meaning in Section 2.1.

1.1.9	“LTB Products” has the meaning in Section 2.1.

1.1.10	“Product” means Critical Products, LTB Products and Sole Sourced Products.

1.1.11	“Second Trigger” has the meaning set out in Exhibit D – Section 3

1.1.12	“Series A-2 Note” means the Series A-2 Note as defined in the Notes Amendment and Waiver Agreement.

1.1.13	“Series B-1 Note” means the Series B-1 Note as defined in the Notes Amendment and Waiver Agreement.

1.1.14	“[**] Products” means the products and Products listed as such in Exhibit B hereto, including the Critical Products. [**] such products, [**] such relevant product will be [**]. For the purposes of clarity [**] pursuant to the Grant of Rights in Exhibit D [**].

1.2 Interpretation

1.2.1	This Agreement amends and supplements to the Supply Agreement. To the extent there is a conflict between the terms of this Agreement and the Supply Agreement, this Agreement shall govern. Unless modified by the terms of this Agreement, the Supply Agreement shall remain unchanged.

1.2.2	Nothing contained in this Agreement negates the Supply Agreement and its ongoing force and effect with respect to the content thereto.

2.0	Last Time Buy

2.1	Supplier has advised that it intends to discontinue manufacturing the Products listed on Exhibit A attached hereto (“LTB Products”). The Parties have agreed to a schedule for the production and delivery of the LTB Products as set out in Exhibit A (the “LTB Schedule”). Nortel agrees to purchase the product identified in the final detailed LTB Schedule as Supplier manufactures and delivers such product and not solely as in accordance with the delivery schedule. Nortel shall have no obligation to purchase quantities of product in excess of the total aggregate quantities for each product as set out in the final detailed LTB Schedule to be provided within 2 weeks of the Effective Date. Supplier agrees that it will supply LTB Products to meet Nortel’s requirements as set out in the LTB Schedule, notwithstanding the provisions of Section 15.2 of the Supply Agreement with respect to production capacity. The Prices of the LTB Products shall be as set out in Exhibit A. Nortel may designate Nortel Affiliates to purchase the LTB Product and Supplier agrees to sell the LTB Product to such Nortel Affiliates.

2.2	In event the Supplier fails to meet a milestone for an LTB Product by more than 10%, for 3 consecutive weeks and does not fully rectify such failure within 30 days of its occurrence, the LTB Product shall be deemed to be a Critical Product and immediately become subject to the provisions Section 5 the Grant of License and Exhibit D.

2.3	The parties acknowledge that the LTB Schedule contains, as of the Effective Date, the following variables: (i) Nortel has [**]; (ii) Nortel has [**] as of the Effective Date.

2.4	Nortel will provide a final detailed LTB Plan setting out final LTB Product quantities and LTB Product mix (as described in 2.3) within 14 days of the Effective Date. The parties agree that the quantities in the LTB Plan will not increase, but may decrease, from the quantities as of the Effective Date.

2.5	The parties further agree that Supplier shipments of product during the entire month of February will be counted towards its LTB Plan obligations pursuant to an existing last time buy purchase order . In addition, the parties agree that Supplier shipments of SiV product during the months of January and February will be counted towards its LTB Plan obligations pursuant to an existing last time buy purchase order.

2.6	Intentionally Deleted.

3.	Wafer Build and Inventory

3.1	Supplier agrees to increase capacity for, and produce the wafers for, the Critical Products (“Critical Product Wafers”), as described in Exhibit C, to meet Nortel’s requirements. The Parties have agreed on a plan, as set out in Exhibit C, to meet Nortel’s requirements for Critical Product Wafers (the “CPW Plan”).

3.2	To the extent Nortel requires Supplier to build an inventory of Critical Product Wafers, Nortel will issue a Purchase Order to Supplier setting out the quantities of the Wafers and the price. The parties agree that the price to build and hold in inventory the Critical Product Wafers will be [**] as described in Exhibit E (“CPW Build Price”). Nortel will have the right to reasonably request and Supplier will provide documentation [**]. Payment of the CPW Build Price will be payable monthly [**] as the wafers are placed into inventory. Title to the Critical Product Wafers will transfer to Nortel or the Alternate Supplier upon payment of the CPW Price. Within [**] of the Effective Date Nortel will provide Bookham a plan for use or disposition of the Critical Product Wafers held pursuant to the CPW Plan.

3.3	Supplier agrees that it will hold the Critical Product Wafers in inventory for Nortel’s benefit, in a segregated area, [**]. The Purchase Order for the Critical Product Wafers, shall specify whether the Supplier is required to coat, dice and/or assemble to “chip on carrier” level, prior to delivery. The total price to Nortel of the Critical Product Wafers is described in Exhibit E (the “CPW Price”). The parties agree that any prior payment by Nortel of the CPW Build Price will be credited against any payable CPW Price amounts. [**]. The parties also agree that in the event Supplier uses Critical Product Wafers for the purposes of manufacturing Critical Product for Nortel, Supplier will provide a credit to Nortel on the Critical Product Price for any CPW Build Price or CPW Price previously paid by Nortel.

3.4	In the event Nortel’s demand for the Critical Product Wafers would require Supplier to increase its capital equipment to meet such demand in the agreed time period, Nortel may, at its option, offer to supply additional capital equipment, on terms to be agreed, or extend the time period for meeting its demand.

3.5	Supplier will reasonably assure the good quality of the Critical Product Wafers using its standard manufacturing processes. For example Supplier will utilize wafer level process control monitors, SPC and monitor on going product reliability and performance through wafers processed for current production requirements. If process indicators suggest potential quality issues with a Critical Product Wafer, such wafer shall not be put in inventory on Nortel’s behalf, and Nortel shall not be required to pay for same. During Critical Product Wafer manufacturing Bookham will perform the additional quality assurance tests and protocols as described in Exhibit F.

3.6	The Critical Product Wafer will be subject to indemnifications rights and obligations as set out in the Supply Agreement.

3.7	Supplier warrants that :

3.7.1	Critical Product Wafers shall, at the actual delivery date, be new and free and clear of all security interests or other liens or any other encumbrances;

3.7.2	Critical Product Wafer shall be free from any defect in materials or workmanship, or any other condition, which causes the dye of Critical Product Wafers to fail to conform to and operate in accordance with the final product Specifications, provided such wafers are stored, handled, has passed testing and used in accordance with professional standards and any written instructions provided by Supplier to Nortel;

3.7.3	Critical Product Wafers furnished by Supplier, and used in accordance with professional standards and any written instructions provided by Supplier to Nortel, are safe for normal use, are non-toxic, present no abnormal hazards to persons or their environment, and may be disposed of as normal refuse without special precautions.

3.8	The parties will meet quarterly to review the CPW Plan.

3.8.1	At the time of such quarterly meeting, Nortel may cancel the Supplier build against the CPW Plan by up to [**]% provided [**] prior written notice is given to Supplier and may cancel the remaining [**]% of the Critical Product Wafers upon [**] notice, without any further liability or obligations .

3.8.2	At the time of such quarterly meeting, Nortel may request a volume increase and/or a change in the product or wavelength mix of Critical Product Wafers. Supplier and Nortel shall mutually agree on any such product or wavelength mix changes or volume increases. In the event Supplier agrees, any such changes will only be implemented [**] after such agreement.

4.0	Inventory and Capacity

4.1	In the event of the Second Trigger:

a) Nortel will have the right to purchase and Supplier agrees to sell to Nortel, any finished goods inventory or work in progress associated with products and Products supplied under the Supply Agreement, for which Supplier does not have a binding contractual obligation to sell to other customers. The price attributable to the work in progress inventory will be a percentage of the Product Price based on the level of completion of the inventory;

b) Provided Nortel issues binding purchase orders to consume the output of such allocation as it becomes available and subject to Supplier’s binding contractual obligations to its other customers, Supplier shall allocate production, manufacturing, assembly and/or testing capacity to Nortel, equivalent to Nortel’s demand for products and Products supplied under the Supply Agreement, on a product family basis, from the previous financial quarter.

5.	Grant of License

5.1	In addition to, and not in substitution for, the License granted in Section 29 of the Supply Agreement the Parties have agreed to an additional grant of License as set out in Exhibit D.

6.0	Inspection Rights

6.1	Nortel may inspect Supplier’s facilities, Products and/or Critical Product Wafers during the facilities’ regular business hours to assess Supplier’s ability to meet milestones and comply with the terms of this Agreement. Nortel will give reasonable advance notice of any inspection. However, Nortel must give at least 2 days advance notice to inspect a manufacturing facility and/or operations facilities. At Nortel’s expense, Supplier will provide whatever is reasonably required by Nortel to perform its inspection. Nortel may perform a quality assurance inspection of Supplier’s manufacturing and/or operations facilities, if Nortel does not unreasonably interfere with Supplier’s normal day-to-day operations. If in Nortel’s reasonable opinion Supplier is unlikely to meet a milestone set out in the LTB Schedule or CPW Plan, at Nortel’s request, the Parties will hold regularly scheduled update meetings to report on the status of the milestones but not less than monthly.

7.0	Remedies

7.1	In addition to any other rights and remedies Nortel may have in law or equity, in the event of an “Prepayment Event” described in Exhibit G a prepayment under the Series B-1 Note and Series A-2 Note will become exercisable by Nortel.

8.0	Termination

8.1	With the exception of Exhibit D which shall terminate in accordance with Exhibit D, Section 6, this Agreement shall terminate upon the expiry of the Renewal Term of the Supply Agreement referred to in Section 9.8 below.

9.0	General

9.1	This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. A faxed signature shall have the same legally binding effect as an original signature. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning of this Agreement.

9.2	If any provision of this Agreement is determined to be legally unenforceable or invalid, the remaining provisions will continue in effect. The parties will substitute a provision that most closely approximates the economic effect and intent of the invalid provision.

9.3	Neither party will assign or transfer this Agreement, or its rights or obligations, without the prior written consent of the other party. Consent will not be unreasonably withheld or delayed. However, Nortel may assign or subcontract its rights or obligations under this Agreement to a Subsidiary without Supplier’s consent or to a person or entity to which Nortel has seceded all or substantially all of its business and assets to which this Agreement relates.

9.4	Unless waived and agreed in writing by the parties, no action or inaction by a party under this Agreement will constitute a waiver of a party’s rights or obligations under this Agreement.

9.5	Under this Agreement Supplier is an independent contractor. This Agreement does not create a joint venture, partnership, principal-agent or employment relationship between Supplier and Nortel.

9.6	All exhibits attached to this Agreement are also incorporated herein.

9.7	All written communication concerning this Agreement or amendments or restatements of this Agreement will be in the English language.

9.8	The Parties agree to renew the Supply Agreement for a further one year term (“Renewal Term”). For the purposes of clarity the provisions of Sections 2.1 (Share Allocations and Minimum Commitment);2.2 (Target Allocations); and 3.4 (Preferred Supplier Status) shall not apply during the Renewal Term.

9.9	During the Renewal Term, Bookham’s supplier status will be determined in accordance with ongoing ratings under Nortel’s Supplier Business Engagement Model. As of the Effective Date of this Agreement, Supplier met the requirements for Strategic Supplier Status.

9.10	The validity, construction, interpretation and performance of this Agreement and the rights and obligations of the Parties and any purchase made hereunder shall be governed by the laws of the State of New York, without regard to its rules with respect to the conflict of laws. The application of the U.N. Convention on Contracts for the International Sale of Goods is specifically excluded from this Agreement.

9.11	Section headings are inserted herein for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

          IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives to be effective as of the Effective Date defined herein.

NORTEL NETWORKS LIMITED	BOOKHAM TECHNOLOGY PLC

By: /s/ John Haydon	By: /s/ Steve Abely
Printed Name: John Haydon	Printed Name: Steve Abely
Title: Global Supply Management	Title: Director
Date: February 6, 2005	Date: February 7, 2005

Exhibit A

Last Time Buy Plan Summary

Exhibit A
LTB Schedules
-Unit Volumes

	Unit	Total																		Assumptions/
Product	Price	Volume	March	April	May	June	July	August	Sept	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	June	July	Conditions

Confidential Materials deleted and filed separately with the Securities and Exchange Commission.

Exhibit A-1

LTB Product Wavelengths

Exhibit A-1
LTB HP laser product wavelengths

Module
	equivalent	CW Stock	Total

HP Channel
[**]	[**]		[**]
[**]	[**]		[**]
[**]	[**]		[**]
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[**]	[**]	[**]	[**]

Exhibit A-1
LTB HP laser product wavelengths

Module
	equivalent	CW Stock	Total

HP Channel
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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Exhibit A-1
LTB HP laser product wavelengths

Module
	equivalent	CW Stock	Total

HP Channel
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
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Total	[**]	[**]	[**]

Exhibit B
Critical Products and Sole Source Product

Critical Products	Sole Source Products
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]

Exhibit C
Critical Product Wafers and CPW Plan

Critical Product Wafer Plan

Modules
Wafer Output	Quarter 1			Quarter 2			Quarter 3			Quarter 4			Qtr 5	Qtr 6	Qtr 7		Equivalent
Plan	1	2	3	4	5	6	7	8	9	10	11	12				Total	Planned

Start Up

Leadtime 1st Wafers

				[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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				Total		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

Conditions of Wafer Output Plan

1.	[**]

2.	[**]

3.	[**] on the following basis

[**]

[**]

Exhibit D

GRANT OF LICENSE

Section 1

1.1 Subject to Sections 2 and 3 below, Supplier, to the extent of its legal right so to do, hereby grants to Nortel a personal, non-transferable, non-assignable, indivisible, non-exclusive, irrevocable, worldwide license (including a license to any required intellectual property rights) to: (1) make and have made those Products, (2) incorporate and combine Products with Nortel’s products, (3) sell, distribute and support Products incorporated with Nortel’s products and (4) use the Product Technical Information and Process Technical Information to manufacture, support and repair Products as provided in this grant of license. Supplier will provide technical assistance in conjunction with this license at commercially reasonable rates.

Section 2.

2.1 In the event the Cash Balance (as defined in the Series A-2 Note and Series B-1 Note Supplier) is less than $25 million U.S. dollars (the “First Trigger”) or Supplier to a material degree is unable to manufacture or supply Critical Products, in accordance with the terms of this Agreement or the Supply Agreement, for a continuous period of not less than six (6) weeks except for the eAPBE Products which shall become subject to this requirement only when it achieves ‘General Availability’ status (the “Supply Failure”) or in the event Supplier is the subject of a petition or assignment in bankruptcy, or files a notice of intention to make a proposal, under applicable bankruptcy laws or other similar laws (including laws related to corporate restructuring or reorganization); or Supplier is subject to the appointment of a trustee, custodian, receiver, or receiver-manager of itself or of any substantial part of its assets; or Supplier makes an assignment, or enters into an arrangement with or for the general benefit of its creditor (the “Insolvency Trigger’) then the license in Section 1 will become exercisable BUT shall only apply to the Critical IP. For clarity, in the event the license is exercisable due to the Supply Failure the license will only be exercisable for the specific Critical Product(s) which are the cause or subject of the Supply Failure.

2.2 NNL will give written notice to Supplier prior to exercising its license under Section 2.1.

2.3 Within [**] after the Effective Date, Supplier will, on a preliminary basis, identify to Nortel an alternate supplier (or suppliers) for the Assembly, Packaging & Test aspects, as well as the post wafer processing techniques, of the Critical Products (the “Alternate Supplier”). If Nortel does not approve of the Alternate Supplier proposed by Supplier, Supplier will propose a different Alternate Supplier within five (5) business days of Nortel’s rejection. If the parties cannot agree on the Alternate Supplier, working reasonably and in good faith, then Nortel may choose the Alternate Supplier, Nortel would not be restricted and no consent would be required from Supplier to use a Prohibited Manufacturer. In addition, within [**] after the Effective Date, Supplier and Nortel will in good faith negotiate and agree on a form of confidentiality and license agreement which will be used as the basis for an agreement with Alternate Supplier under which Products could be manufactured for Nortel. Such agreement will be substantially similar to the form agreed between Supplier and Nortel. The confidentiality and licensing agreement shall include, without limitation, termination rights and reasonable audit rights provisions in favour of Supplier, will name Supplier as a third party beneficiary to such agreement and provide for future audits of operations by an independent auditor to verify compliance with the confidentiality and license agreement.

2.4 Prior to [**], Supplier shall collect and deposit into an escrow, maintained by a mutually agreeable escrow agent on mutually agreeable terms, the copies of all documents relating to the Critical IP. These would be released to Nortel upon the First Trigger, Supply Failure (to the extent applicable) or Insolvency Trigger. The escrow agreement will include, without limitation, a right for Nortel to verify the content of the deposit materials and to request further information if the deposited information is not sufficient to enable Nortel to assemble, package and test the Critical Products. The Parties agree to work together to identify counsel of a major Canadian law firm in Ottawa to act as escrow agent.

2.5 In the event the license becomes exercisable under Section 2.1, then the parties will enable, at Nortel’s cost and Supplier’s reasonable assistance, the Alternate Supplier with the Critical IP (the “Alternate Supplier License”). Such Alternate Supplier shall sign a confidentiality and license agreement substantially similar to the form agreed to by the parties.

2.5.1 Critical Product Wafers for use in the Critical Products being manufactured by the Alternate Supplier shall be purchased from Supplier at the CPW Price.

2.5.2 If Nortel determines that the performance of the Alternate Supplier is inadequate, then Nortel may, at its cost and without Supplier assistance, transfer to a different supplier of its choice.

Section 3

3.1 In the event the Cash Balance is less than $10 million U.S. dollars (the “Second Trigger”) or the Insolvency Trigger, then the license in Section 1 will become exercisable BUT shall only apply to Sole Sourced Products, but excluding LTB Products unless deemed to be a Critical Product.

3.2 Nortel will give written notice to Supplier prior to exercising its license under Section 3.1.

3.3 Nortel may elect to have any third party manufacturer manufacture the Sole Sourced Products. Nortel is not restricted from using, and no consent would be required from Supplier to use, a Prohibited Manufacturer to manufacture Sole Sourced Products. As a condition precedent to providing any of such Product and Process Technical Information to a third party manufacturer, such third party manufacturer shall sign a confidentiality and license agreement substantially similar to the form agreed to by the parties.

3.4 Prior to the Cash Balance reaching $10 million US dollars, Supplier shall collect and deposit into an escrow, maintained by a mutually agreeable escrow agent on mutually agreeable terms, the copies of all documents relating to the Product Technical Information and Process Technical Information SOLELY as it relates to the Sole Sourced Products (“Sole Source IP”). These documents would be released to Nortel upon the Second Trigger or Insolvency Trigger.

Section 4

4.1 Supplier shall have the right upon not less than [**] prior written notice to have an independent qualified auditor, reasonably acceptable to both Parties examine, not more than twice per year, review the relevant books and records of Nortel to verify compliance with the provisions of the above sections. Supplier will be responsible for the cost of any such audit, unless Nortel is in breach of these Sections, in which case Nortel will reimburse Supplier for the cost of such audit.

Section 5 Cure

5.1 In the event the license becomes exercisable under sections 2 or 3, Nortel’s ability to exercise the license will terminate, together with any Alternate Supplier License, 24 months from the date the license first became exercisable PROVIDED that at the end of such 24 months (i) Supplier has the ability to meet Nortel’s demand for the subject Products; (ii) Supplier’s Cash Balance is above $25 million U.S. dollars and, where applicable, (iii) to the extent that Nortel has obtained the license rights hereunder as a result of the occurrence of an Insolvency Trigger, upon the earliest to occur of any of the following: (A) the dismissal of proceedings pursuant to applicable Insolvency Law, (B) the discharge, termination or relief from appointment of any trustee, custodian, receiver, or receiver-manager appointed with respect to the Company (or of any substantial part of its assets) under applicable Insolvency Law, (C) the entry of an order by a court of competent jurisdiction adopting a plan of reorganization under applicable Insolvency Law or (D) the completion of an assignment for the benefit of creditors that substantially maintains the business of the Company immediately prior to such assignment. In the event Supplier has not satisfied (i) and (ii) (and (iii) where applicable), the license will continue until such time as Supplier satisfies these conditions.

5.2 Provided: i) Supplier is not in breach of a material provision of this Agreement or the Supply Agreement which affects or which is anticipated to affect such Product, which breach remains uncured; and ii) Supplier remains competitive with its competitors on the basis of Product price, Product performance, quality (return rate), delivery and customer service level with respect to such Product: , and subject to Supplier’s ability to meet and fulfill Nortel’s demand of Product, Supplier shall remain Nortel’s Primary Supplier of the Products during the period between triggering an exercisable event and the expiry of Nortel’s ability to exercise the license in accordance with section 5.1. Primary Supplier shall mean that Supplier receives more than [**]% of the actual allocation it was receiving at the time of the exercisable event of Nortel’s business for the Products. Notwithstanding the foregoing, Nortel will have the right to adjust the Share Allocations in order to establish a second source where, using Supplier’s financial data, it is reasonably foreseeable that the Second Trigger will occur within the lead times such second source would require to increase capacity in order for Nortel to ensure security of supply of the Products. During the Term of the Supply Agreement, for the purposes of the Share Allocations and Target Allocations, Nortel will be deemed to have purchased from Supplier the value of the Product purchased from an Alternate Supplier.

Section 6 Expiry

6.1 The terms of this Exhibit D “Grant of License” and the rights granted herein shall terminate 24 months from the Effective Date unless the license in Section 1 becomes exercisable during such period. Should the license in Section 1 become exercisable the license shall continue until such time as the license may terminate in accordance with Section 5.

Exhibit E

Critical Product Wafer Pricing

Critical Product Wafer	CPW Build Price	CPW Price
[**]	$[**]	$[**]
[**]	$[**]	$[**]
[**]	$[**]	$[**]
[**]	$[**]	$[**]
[**]	$[**]	$[**]

Exhibit F

Quality Assurance Monitoring and Testing to be Performed on Critical Product Wafers

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Measurements provide necessary controls for the material to be representative of other fully verified product which is processed for order requirements during the same timeframe.

Exhibit G

Note Prepayment Events

The First Prepayment Event shall become exercisable in the event: (i) the Supplier fails to deposit copies of substantially all, and all material, documents relating to the Critical IP in accordance with Section 2.4 of Exhibit D on or before March 31, 2005, and (ii) the Supplier has not cured the breach on or before April 30, 2005.

The Second Prepayment Event shall become exercisable in the event: (i) the Supplier fails to deposit copies of substantially all, and all material, documents relating to the Sole Source IP in accordance with Section 3.4 of Exhibit D prior to the Supplier’s Cash Balance falling below $10 million, and (ii) the Supplier has not cured the breach on or before the day [**] after the day Supplier’s Cash Balance falls below $10 million.

In the event the First Prepayment Event is made, the amount of the Second Prepayment Event shall be reduced to $0.5M

The Third Prepayment Event shall become exercisable be in the event that: (i) by end of Supplier’s fiscal April 2005 Supplier has not achieved 90% delivery on the total value represented by the LTB Plan requirements, as may be modified by the parties, as of end of Supplier’s fiscal April 2005; and (ii) by [**] Supplier has not (a) cured such deficiency by having established a minimum of 90% delivery on the total value represented by the LTB Plan requirements, as may be modified by the parties, as of end of Supplier’s fiscal April 2005 and (b) achieved 90% delivery on the total value of the LTB Plan requirements, as may be modified by the parties, as of [**].

The Fourth Prepayment Event shall become exercisable in the event that: (i) by end of Supplier’s fiscal August 2005; Supplier has not achieved [**]% delivery on the total value represented by the LTB Plan requirements, as of August 31, 2005 and (ii) by [**] Supplier has not (a) cured such deficiency by having established a minimum of 75% delivery on the total value represented by the LTB Plan requirements, as may be modified by the parties, as of end of Supplier’s fiscal August 2005 and (b) achieved 75% delivery on the total value of the LTB Plan requirements, as may be modified by the parties, as of [**].

The Fifth Prepayment Event shall become exercisable in the event that: (i) by end of Supplier’s fiscal July 2005 Supplier has not achieved 90% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of end of Supplier’s fiscal July 2005; and (ii) by [**] Supplier has not (a) cured such deficiency by having established a minimum of 90% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of end of fiscal July 2005 and (b) achieved 90% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of [**]

The Sixth Prepayment Event shall become exercisable in the event that: (i) by end of fiscal November 2005 Supplier has not achieved 75% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of end of fiscal November 2005; and (ii) by [**] Supplier has not (a) cured such deficiency by having established a minimum of 75% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of end of fiscal November and (b) achieved 75% delivery on the total volume represented by the CPW Plan requirements, as may be modified by the parties, as of [**].

The Seventh Prepayment Event shall become exercisable in the event that, Nortel has exercised its right under Section 2.1 of Exhibit D pursuant to an exercisable event and Supplier does not use commercially reasonable efforts, at Nortel’s cost, to enable an Alternate Supplier, which has reasonable skill in the industry, with the Critical Product IP, such that [**] under Section 2.1 of Exhibit D,